                                                              EXHIBIT 10.17 (iv)

                        THIRD AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

                  THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of March 30, 2001 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "COMPANY"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "BORROWERS"), the lenders set forth on the signature pages hereof (the "LENDERS"), and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "AGENT").

                                    RECITALS
                                    --------

                  A. The Borrowers, the Lenders party thereto and the Agent are parties to a Loan Agreement dated December 1, 1999, as amended (the "LOAN AGREEMENT").

                  B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.


                                      TERMS


                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement and the other Loan Documents shall be amended as follows:

         1.1      Section 1.1 is amended as follows:

         (a) The following definitions are added to Section 1.1 in appropriate alphabetical order:

                  "SECURITIZATION ENTITY" means a wholly-owned Subsidiary of the Company that engages in no activities other than Permitted Securitization Transactions and any necessary related activities and owns no assets other than as required for Permitted Securitization Transactions and (i) no portion of the Indebtedness (contingent or otherwise) of which is guaranteed by the Company or any Subsidiary of the Company or is recourse to or obligates the Company or any Subsidiary of the Company in any way, other than pursuant to customary representations, warranties, covenants, indemnities and other obligations entered into in connection with a Permitted Securitization Transaction, and (ii) to which neither the Company nor any Subsidiary of the Company has any material obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

                  "PERMITTED SECURITIZATION TRANSACTION" is defined in Section 6.10(iii).

         (b) The definition of Off Balance Sheet Liabilities is amended by adding the following to the end thereof: ", and including without limitation the outstanding amount sold or financed under any Permitted Securitization Transaction."


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


        1.2 Section 2.18 is amended by adding the following to the end thereof: "Notwithstanding anything herein to the contrary, Securitization Entities shall not be required to be Guarantors."


        1.3 Clause (iii) of Section 6.10 is re-designated as clause (iv), and the following new clause (iii) is inserted immediately prior thereto:

                  (iii) Any sale or other transfer of an interest in leases or lease receivables on a limited recourse basis, reasonably acceptable to the Agent, provided that (a) such transfer qualifies as a sale under Agreement Accounting Principles, and
                  (b) the aggregate amount of such financings does not exceed $100,000,000 at any one time outstanding (any such sale or other transfer, a "Permitted Securitization Transaction").


         1.4 Section 6.11(iii) is restated as follows: "(iii) (a) Investments in existence on December 31, 2000 and (b) Investments in a Securitization Entity in connection with Permitted Securitization Transactions and in an aggregate outstanding amount not to exceed 10% of the aggregate amount of all Permitted Securitization Transactions plus the leases and lease receivables permitted to be transferred to a Securitization Entity in connection with Permitted Securitization Transactions."


         1.5      Section 6.12 is amended by adding the following new clause
(viii) to the end thereof: "(vii) Liens incurred in connection with any transfer of an interest in leases or lease receivables which is permitted pursuant to
Section 6.10(iii) and which Liens are required to consummate such Permitted Securitization Transaction."


        1.6 Clause (vi) of Section 6.15 is re-designated as clause (vii), and the following new clause (vi) is inserted immediately prior thereto:

                  (vi) Indebtedness of a Securitization Entity required in connection with Permitted Securitization Transactions.


         1.7 Section 6.16 is amended by adding the following to the end thereof: "and (e) such restrictions with respect to a Securitization Entity required in connection with Permitted Securitization Transactions."


         ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.



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

         2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

         2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


         ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

         3.1 The Borrowers, the Required Lenders, the Swing Lender and the Agent shall have signed this Amendment.

         3.2 The Guarantors shall have signed the consent and agreement to this Amendment.

         3.3 The Borrowers shall have paid such amendment fees to the Agent for the benefit of the Lenders in such amounts as separately agreed upon.


         ARTICLE IV.  MISCELLANEOUS.

         4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.



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



         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                               DIEBOLD, INCORPORATED


                               By:     /s/Gregory T. Geswein
                                  ---------------------------------------------

                               Title:  Senior Vice President & CFO
                                       ----------------------------------------

                               DIEBOLD INTERNATIONAL LIMITED


                               By:     /s/Timothy J. McDannold
                                  ---------------------------------------------

                               Title: Designated Financial Officer
                                      -----------------------------------------


                               DIEBOLD SELF-SERVICE SOLUTIONS S.a.r.l.,
                               GRANGES-PACCOT


                               By:     /s/Timothy J. McDannold
                                  ---------------------------------------------

                               Title: Designated Financial Officer
                                      -----------------------------------------

                               DIEBOLD AUSTRALIA PTY LTD


                               By:     /s/Timothy J. McDannold
                                  ---------------------------------------------

                               Title: Designated Financial Officer
                                      -----------------------------------------


                               BANK ONE, MICHIGAN, as Agent, Swing  Lender,
                               Issuer and Lender


                               By:     /s/Krista J. Flynn
                                  ----------------------------------------------

                               Title:   Vice President
                                     -------------------------------------------


                               KEYBANK NATIONAL ASSOCIATION


                               By:     /s/Marianne T. Meil
                                  ----------------------------------------------

                               Title:  Vice President
                                     -------------------------------------------


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


                               NATIONAL CITY BANK


                               By:     /s/William R. McDonnell
                                  ----------------------------------------------

                               Title:  Vice President
                                     -------------------------------------------



                               ABN AMRO BANK N.V.


                               By:     /s/Mary L. Honda
                                  ----------------------------------------------

                               Title:  Group Vice President
                                     -------------------------------------------



                               By:     /s/Laurie D. Flom
                                  ----------------------------------------------

                               Title:  Senior Vice President
                                     -------------------------------------------


                               BANK OF AMERICA, N.A.

                               By:     /s/Raju N. Patel
                                  ----------------------------------------------

                               Title:  Principal
                                     -------------------------------------------


                               THE CHASE MANHATTAN BANK


                               By:     /s/Henry W. Centa
                                  ----------------------------------------------

                               Title:  Vice President
                                     -------------------------------------------



                               THE BANK OF NEW YORK


                               By:     /s/Kenneth R. McDonnell
                                  ----------------------------------------------

                               Title:  Assistant Vice President
                                      ------------------------------------------





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


                               FIRSTAR BANK


                               By:     /s/David Dannemiller
                                  ----------------------------------------------

                               Title:  Vice President
                                     -------------------------------------------



                               HSBC BANK USA


                               By:     /s/Christopher M. Samms
                                  ----------------------------------------------

                               Title:  First Vice President
                                     -------------------------------------------




                               BANK OF IRELAND


                               By:     /s/Jackie Ovann
                                  ----------------------------------------------

                               Title:  Assistant Account Executive
                                     -------------------------------------------





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



                              CONSENT AND AGREEMENT
                              ---------------------

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

         (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

         (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                           DIEBOLD INVESTMENT COMPANY


                           By:      /s/Margaret Pulgini
                              -------------------------------------------------

                                    Title:  Vice President/Treasurer


                           DIEBOLD FINANCE COMPANY, INC.


                           By:      /s/Margaret Pulgini
                              -------------------------------------------------

                                    Title:  Vice President/Treasurer


                           DIEBOLD CREDIT CORPORATION


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Vice President and Secretary


                           DIEBOLD SST HOLDING COMPANY, INC.


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Vice President and Secretary

                           DIEBOLD SELF-SERVICE SYSTEMS


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Secretary
                                            -----------------------------------


                           DIEBOLD HOLDING COMPANY, INC.


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Assistant Secretary
                                            -----------------------------------


                           DIEBOLD MEXICO HOLDING COMPANY, INC.


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Secretary
                                           ------------------------------------



                           DIEBOLD LATIN AMERICA HOLDING COMPANY,
                                      INC.


                           By:      /s/Charee Francis-Vogelsang
                              -------------------------------------------------

                                    Title:  Secretary
                                           ------------------------------------





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